Exhibit 3.2

BY-LAWS
OF
ALCIDE CORPORATION

ARTICLE I
Offices

SECTION 1.  The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

SECTION 2.  The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II
Meetings of Stockholders

SECTION 1.  All meetings of the stockholders for the election of directors shall be held in the City of Westport, State of Connecticut, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting.  Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

SECTION 2.  Annual meetings of stockholders, commencing with the year 1983, shall be held on the 15th day of January if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

SECTION 3.  Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

SECTION 4.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 5.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

SECTION 6.  Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

SECTION 7.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 8.  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 9.  When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 10.  Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

At all elections of directors of the corporation each stockholder having voting power shall be entitled to exercise the right of cumulative voting as provided in the certificate of incorporation.

SECTION 11.  Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
Directors

SECTION 1.  The number of directors which shall constitute the whole board shall be nine.  The directors shall be elected at the annual meeting of the stockholders, except as provided in SECTION 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

SECTION 2.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.  If there are no directors in office, the an election of directors may be held in the manner provided by statute.  If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

SECTION 3.  The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

SECTION 4.  The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

SECTION 5.  The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.  In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

SECTION 6.  Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

SECTION 7.  Special meetings of the board may be called by the president on notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

SECTION 8.  At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.  If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 9.  Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

SECTION 10.  Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

SECTION 11.  The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

SECTION 12.  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

SECTION 13.  Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

REMOVAL OF DIRECTORS

SECTION 14.  Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV
Notices

SECTION 1.  Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Notice to directors may also be given by telegram.

SECTION 2.  Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V
Officers

SECTION 1.  The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer.  The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.  Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

SECTION 2.  The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

SECTION 3.  The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

SECTION 4.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

SECTION 5.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

THE PRESIDENT

SECTION 6.  The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

SECTION 7.  He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

THE VICE PRESIDENTS

SECTION 8.  In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.  The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

SECTION 9.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.  He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary.  The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

SECTION 10.  The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

SECTION 11.  The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

SECTION 12.  He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

SECTION 13.  If required by the board of directors, he shall give the corporation a bond (which shall be renewed very six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

SECTION 14.  The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI
Certificate of Stock

SECTION 1.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

SECTION 2.  Any of or all the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

SECTION 3.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

SECTION 4.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

SECTION 5.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution OR allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange or stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

SECTION 6.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII
General Provisions

DIVIDENDS

SECTION 1.  Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

SECTION 2.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT

SECTION 3.  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

CHECKS

SECTION 4.  All checks of demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

SECTION 5.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

SEAL

SECTION 6.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.”  The seal may be issued by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

INDEMNIFICATION

SECTION 7.  The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

ARTICLE VIII
Amendments

SECTION 1.  These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.  If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

AMENDMENT TO THE BY-LAWS

November 20, 1986

Indemnification

In lieu of the existing Section 7 of Article VII of the By-Laws of the Corporation, the following Section 7 is substituted therefore:

SECTION 7.  Except to the extent prohibited by then applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an “agent”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

The following new Sections 8 through 17 are added to Article VII of the By-Laws of the Corporation:

SECTION 8.  Except to the extent prohibited by then applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an agent (as defined hereinabove in Section 7) against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or settlement thereof.

SECTION 9.  Any indemnification under Section 7 or 8 hereinabove (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by legal counsel in a written opinion that such person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

SECTION 10.  Notwithstanding the other provisions of this Article, to the extent that an agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any proceeding or in defense of any claim, issue or matter therein, such agent shall be indemnified against all expenses incurred in connection therewith.

SECTION 11.  Except as limited by Section 12 of this Article, expenses incurred in any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification.  Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by legal counsel in a written opinion, that, based upon the facts known to the board or counsel at the time such determination is made, such person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

SECTION 12.  Any indemnification under Sections 7, 8, 9 and 10 or advance under Section 11 of this Article, shall be made promptly, and in any event within forty-five (45) days, upon the written request of the agent, unless with respect to applications under

Sections 9 and 11, a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors that such agent acted in a manner set forth in such Sections as to justify the Corporation’s not indemnifying or making an advance to the agent.  In the event no quorum of disinterested directors is obtainable, the board of directors shall promptly direct that legal counsel decide whether the agent acted in the manner set forth in such Sections as to justify the Corporation’s not indemnifying or making an advance to the agent.  The right to indemnification or advances as granted by this Article shall be enforceable by the agent in any court of competent jurisdiction, if the board or legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within forty-five (45) days.  The agent’s expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

SECTION 13.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which an agent seeking indemnification may be entitled under the law, any by-laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 14.  The Corporation may purchase and maintain insurance on behalf of any person who is or was agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

SECTION 15.  For purposes of this Article, references to the “Corporation” shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, trustee, or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

SECTION 16.  For purposes of this Article, references to “other enterprises” in Sections 7 and 15 shall include employee benefit or stock option plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, trustee or agent of the Corporation which imposes duties on, or invoices services by, such director, officer, employee or agent with respect to any employee benefit or stock option plan, its participants, or beneficiaries.

SECTION 17.  If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each agent as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

AMENDMENT TO THE BY-LAWS

October 14, 1997

On August 8, l997, the Board of Directors unanimously decided to amend Section 1, Article III of the By-Laws of Alcide Corporation to reduce the size of the Board of Directors to four members effective October 14, 1997.

In Lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefore:

SECTION 1.  The number of directors which shall constitute the whole board shall be four.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

August 20, 1992

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be eight.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

February 4, 1992

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole Board shall be nine.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

November 8, 1991

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole Board shall be ten.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

August 20, 1991

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole Board shall be eleven.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

September 13, 1990

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be ten.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

July 18, 1989

Meetings of Stockholders

In lieu of the existing Section 5 of Article II of the By-Laws of the Corporation, the following Section 5 is substituted therefor:

SECTION 5.  Special meetings of the Stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of Stockholders owning at least ten (10) percent of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

AMENDMENT TO THE BY-LAWS

October 8, 1987

Directors

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be nine.  The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

November 20, 1986

Indemnification

In lieu of the existing Section 7 of Article VII of the By-Laws of the Corporation, the following Section 7 is substituted therefore:

SECTION 7.  Except to the extent prohibited by then applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an “agent”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

The following new Sections 8 through 17 are added to Article VII of the By-Laws of the Corporation:

SECTION 8.  Except to the extent prohibited by then applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an agent (as defined hereinabove in Section 7) against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or settlement thereof.

SECTION 9.  Any indemnification under Section 7 or 8 hereinabove (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by legal counsel in a written opinion that such person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

SECTION 10.  Notwithstanding the other provisions of this Article, to the extent that an agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any proceeding or in defense of any claim, issue or matter therein, such agent shall be indemnified against all expenses incurred in connection therewith.

SECTION 11.  Except as limited by Section 12 of this Article, expenses incurred in any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification.  Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by legal counsel in a written opinion, that, based upon the facts known to the board or counsel at the time such determination is made, such person acted in bad faith or breached his duty of loyalty or engaged in intentional misconduct or knowingly violated the law.

SECTION 12.  Any indemnification under Sections 7, 8, 9 and 10 or advance under Section 11 of this Article, shall be made promptly, and in any event within forty-five (45) days, upon the written request of the agent, unless with respect to applications under Sections 9 and

11, a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors that such agent acted in a manner set forth in such Sections as to justify the Corporation’s not indemnifying or making an advance to the agent.  In the event no quorum of disinterested directors is obtainable, the board of directors shall promptly direct that legal counsel decide whether the agent acted in the manner set forth in such Sections as to justify the Corporation’s not indemnifying or making an advance to the agent.  The right to indemnification or advances as granted by this Article shall be enforceable by the agent in any court of competent jurisdiction, if the board or legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within forty-five (45) days.  The agent’s expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

SECTION 13.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which an agent seeking indemnification may be entitled under the law, any by-laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 14.  The Corporation may purchase and maintain insurance on behalf of any person who is or was agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

SECTION 15.  For purposes of this Article, references to the “Corporation” shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, trustee, or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

SECTION 16.  For purposes of this Article, references to “other enterprises” in Sections 7 and 15 shall include employee benefit or stock option plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, trustee or agent of the Corporation which imposes duties on, or invoices services by, such director, officer, employee or agent with respect to any employee benefit or stock option plan, its participants, or beneficiaries.

SECTION 17.  If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each agent as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

AMENDMENT TO THE BY-LAWS

October 8, 1987

Directors

In lieu of the existing Section 1 of Article II of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be nine.  The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY LAWS

July 18, 1989

Meetings of Stockholders

In lieu of the existing Section 5 of Article II of the By-Laws of the Corporation, the following Section 5 is substituted therefor:

SECTION 5.  Special meetings of the Stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of Stockholders owning at least ten (10) percent of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

AMENDMENT TO THE BY-LAWS

September 13, 1990

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be ten.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

August 20, 1991

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be eleven.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

November 8, 1991

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole Board shall be ten.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

February 4, 1992

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole Board shall be nine.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

AMENDMENT TO THE BY-LAWS

August 20, 1992

In lieu of the existing Section 1 of Article III of the By-Laws of the Corporation, the following Section 1 is substituted therefor:

SECTION 1.  The number of directors which shall constitute the whole board shall be eight.  The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.